Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

39 Subsequent events

On February 16, 2012, we announced that our subsidiaries, NXP B.V. and NXP Funding LLC, entered into the 2019 Term Loan. The transaction is scheduled to fund on or before March 19, 2012. This new long-term debt has a seven year maturity, has a margin of 4% above LIBOR, with a LIBOR floor of 1.25%, and was priced at 98.5% of par. The covenants of the 2019 Term Loan are substantially the same as those contained in our 2017 Terms Loans. We intend to use the proceeds from the 2019 Term Loan, together with available borrowing capacity under the Revolving Credit Facility, to redeem all of our outstanding euro-denominated 8 5/8% Senior Notes due October 2015 and U.S. dollar-denominated 9 1/2% Senior Notes due October 2015, for a total amount of approximately $775 million.

On January 4, 2012, Trident Microsystems, Inc., of which we currently hold 57% of the stock, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Although the outcome of the procedure is difficult to determine at this date, it has been announced that Trident and Entropic Communications Inc. ("Entropic") have reached an agreement on the sale of Trident's set-top-box business (which constituted part of the consideration we used to purchase its common stock) to Entropic. At this time, the long-term impact to revenue associated with manufacturing services provided and goods supplied by NXP to Trident group companies, and potentially to Entropic, is not known.